Exhibit 99.1

First M&F Corp. Investor Information
CONTACT: John G. Copeland
EVP & Chief Financial Officer
(662) 289-8594

July 19, 2013

FOR IMMEDIATE RELEASE

Solid quarter for First M&F as merger nears

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) reported today a net profit for the quarter ended June 30, 2013 of $2.205 million. Net income for the quarter applicable to common stock was $1.698 million, or $0.18 basic and $0.17 diluted earnings per share, compared to the first quarter of 2013 earnings applicable to common of $2.101 million, or $.22 basic and diluted earnings per share and earnings of $1.282 million, or $.14 basic and diluted earnings per share for the second quarter of 2012.

Hugh Potts, Jr., Chairman and CEO commented, “Once again, the performance of M&F is on track with our plans and expectations. Credit metrics continue to improve and the margin battle intensifies. Expenses are under control although merger-related expenses are starting to be felt. These are important issues, especially with our upcoming merger with Renasant Bank to be completed in the third quarter. With that merger, combined with recent performance, the M&F team continues to deliver to our shareholders increasing value and quality in their investment.”

Net Interest Income

Reported net interest income was down by 4.54% on lower volumes compared to the second quarter of 2012, with the net interest margin falling to 3.58% on a tax equivalent basis in the second quarter of 2013 as compared to 3.72% in the second quarter of 2012. The net interest margin for the first quarter of 2013 was 3.53% as compared to 3.56% for the fourth quarter of 2012 and 3.73% for the third quarter of 2012. Loan yields fell to 5.21% in the second quarter of 2013 from 5.61% in the second quarter of 2012. Loan yields fell slightly from the first quarter of 2013 to the second quarter as well. Average loans were $.978 billion for the second quarter of 2013 as compared to $.991 billion for the first quarter of 2013 and $1.004 billion during the second quarter of 2012. Loans held for investment fell by $20.6 million in the second quarter of 2013 but grew by $12.2 million in the first quarter.

Deposit costs decreased in the second quarter of 2013 from the first quarter of 2013 and from the second quarter of 2012, in response to the continuing low rate environment. Deposit costs were .54% in the second quarter of 2013 as compared to .78% in the second quarter of 2012. Deposits grew by $13.4 million during the second quarter of 2013 and have grown by $4.9 million since the second quarter of 2012.

Loans held for investment as a percentage of assets were 63.27% at June 30, 2013 as compared to 62.93% at June 30, 2012 and 60.90% at December 31, 2012. Loans fell by 1.59% since the second quarter of 2012 and deposits grew by .36%.

Non-interest Income

Non-interest income, excluding securities transactions and impairment of investments, for the second quarter of 2013 fell by 46.2% compared to the second quarter of 2012, with deposit-related revenue down by 4.36%. Insurance agency commissions were up 3.77% quarter over quarter. The major contributors to the decrease in non-interest income were reduced mortgage income and the prepayment penalty realized upon the early retirement of Federal Home Loan Bank advances offset somewhat by securities gains taken as the investment portfolio was restructured in preparation for the upcoming merger. Mortgage origination and sale volumes were influenced by a fall in refinancing, partly affected by the rise in rates and due to merger-related turnover in the mortgage department. Mortgage income for the quarter was down 65.7% versus the year ago quarter and down 52% compared to the first quarter.

Non-interest Expenses

Non-interest expenses were down overall 12.43% in the second quarter of 2013 as compared to the second quarter of 2012 largely due to volume-related decreases in mortgage expenses supplemented by lower foreclosed property expenses and lower salaries and employee benefits. These reductions were somewhat offset by merger-related expenses of $.458 million, for accounting, legal and information technology charges. Mr. Potts pointed out that, “After tax net merger-related charges represented about $.04 per share in net earnings for the quarter.”

Credit Quality

Annualized net loan charge-offs as a percent of average loans for the second quarter of 2013 were .09% as compared to 1.26% for the same period in 2012. Net charge-offs totaled $.218 million for the quarter versus $3.054 million a year ago and $.503 million in the first quarter of 2013. Non-accrual and 90-day past due loans as a percent of total loans were .64% at the end of the second quarter of 2013 as compared to .79% at the end of the 2012 quarter. The allowance for loan losses as a percentage of loans was 2.01% at June 30, 2013 as compared to 1.56% at June 30, 2012. The provision for loan losses was lower by 39.5% versus the year ago quarter as credit quality continued to improve.

Balance Sheet

Total assets at June 30, 2013 were $1.529 billion as compared to $1.602 billion at the end of 2012 and $1.561 billion at June 30, 2012. Total loans were $.967 billion compared to $.975 billion at the end of 2012 and $.983 billion at June 30, 2012. Deposits were $1.366 billion compared to $1.403 billion at the end of 2012 and $1.361 billion at June 30, 2012. Total capital was $117.278 million, or $10.58 in book value per common share, at June 30, 2013.

In summary Mr. Potts said, “First M&F had a good quarter and we'll be combining with Renasant on a high note. The decision to merge with Renasant, now approved by our shareholders, was driven by a prudent and thorough assessment of shareholder benefits. On our own, we were well on our way to achieving a return to growing value and high performance but shareholder patience, already taxed with the events of recent years, was a major factor in the decision.”

In closing, Mr. Potts concluded, “As the current prices of First M&F and Renasant indicate, M&F shareholder value has largely been restored. Our shareholders can look to their investment in First M&F, and post-merger in Renasant, as an opportunity for even greater value and financial wherewithal. Looking back at M&F's long history, we can rest assured that there has been Divine guidance given to this company for 123 years. May the Lord continue to guide and bless us as we seek Him in humble reliance and trust. Thanks to our shareholders for the fellowship of shared objectives and a common destiny through this 123 year journey.”

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 26 communities in Mississippi, Alabama, and Tennessee.

Caution Concerning Forward‑Looking Statements

This document includes certain "forward‑looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)
	June 30	December 31	June 30
	2013	2012	2012
Cash and due from banks	$49,568	$54,811	$37,147
Interest bearing bank balances	133,333	94,313	20,708
Federal funds sold	10,000	10,000	6,750
Securities available for sale (cost of
$277,588, $341,273 and $371,424)	273,553	348,562	377,670
Loans held for sale	2,614	21,014	22,291

Loans	967,013	975,473	982,596
Allowance for loan losses	19,431	17,492	15,310
Net loans	947,582	957,981	967,286

Bank premises and equipment	36,438	37,264	37,529
Accrued interest receivable	4,777	5,683	6,060
Other real estate	22,571	25,970	31,077
Other intangible assets	3,946	4,159	4,373
Other assets	44,128	41,926	50,605
Total assets	$1,528,510	$1,601,683	$1,561,496

Non-interest bearing deposits	$304,734	$276,295	$236,145
Interest bearing deposits	1,061,474	1,126,380	1,125,193
Total deposits	1,366,208	1,402,675	1,361,338

Federal funds and repurchase agreements	1,994	3,720	3,224
Other borrowings	2,792	36,007	40,333
Junior subordinated debt	30,928	30,928	30,928
Accrued interest payable	482	661	844
Other liabilities	8,828	9,249	10,912
Total liabilities	1,411,232	1,483,240	1,447,579

Preferred stock, 30,000 shares issued and outstanding	19,569	18,865	18,198
Common stock, 9,236,479, 9,230,799 and 9,172,098
shares issued & outstanding	46,182	46,154	45,860
Additional paid-in capital	32,515	32,469	31,890
Nonvested restricted stock awards	405	244	836
Retained earnings	22,859	19,180	16,699
Accumulated other comprehensive income (loss)	(4,252)	1,531	434
Total equity	117,278	118,443	113,917
Total liabilities & equity	$1,528,510	$1,601,683	$1,561,496

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)
	Three Months Ended June 30		Six Months Ended June 30
	2013	2012	2013	2012
Interest and fees on loans	$12,652	$13,741	$25,350	$27,899
Interest on loans held for sale	25	244	81	417
Taxable investments	1,338	1,563	2,569	3,053
Tax exempt investments	348	319	700	637
Federal funds sold	6	11	12	26
Interest bearing bank balances	40	28	98	79
Total interest income	14,409	15,906	28,810	32,111

Interest on deposits	1,452	2,233	2,968	4,746
Interest on fed funds and repurchase agreements	2	5	6	11
Interest on other borrowings	329	437	700	888
Interest on subordinated debt	297	315	580	586
Total interest expense	2,080	2,990	4,254	6,231

Net interest income	12,329	12,916	24,556	25,880
Provision for possible loan losses	1,380	2,280	2,660	4,560
Net interest income after loan loss	10,949	10,636	21,896	21,320

Service charges on deposits	2,437	2,548	4,808	5,005
Mortgage banking income	619	1,806	1,910	2,373
Agency commission income	880	848	1,700	1,677
Fiduciary and brokerage income	203	163	363	303
Other income	618	673	1,662	1,510
Loss on extinguishment of debt	(1,511)	—	(1,511)	—
Other-than-temporary impairment on securities, net of
$0, $4, $0 and $4 reclassified to other
comprehensive income	—	(4)	—	(4)
Gains on AFS securities	1,378	1	1,394	592
Total noninterest income	4,624	6,035	10,326	11,456

Salaries and employee benefits	6,377	6,737	12,739	13,600
Net occupancy expense	819	932	1,684	1,840
Equipment expenses	390	423	822	886
Software and processing expenses	555	346	911	708
FDIC insurance assessments	323	553	671	1,067
Foreclosed property expenses	926	1,282	1,514	2,738
Intangible asset amortization and impairment	107	106	213	213
Other expenses	3,042	3,940	6,924	7,253
Total noninterest expense	12,539	14,319	25,478	28,305

Net income before taxes	3,034	2,352	6,744	4,471
Income tax expense	829	599	1,941	1,111
Net income	$2,205	$1,753	$4,803	$3,360

Earnings Per Common Share Calculations:
Net income	$2,205	$1,753	$4,803	$3,360
Dividends and accretion on preferred stock	(507)	(471)	(1,004)	(934)
Net income applicable to common stock	1,698	1,282	3,799	2,426
Earnings attributable to participating securities	65	56	146	61
Net income allocated to common shareholders	$1,633	$1,226	$3,653	$2,365

Weighted average shares (basic)	9,234,452	9,164,576	9,232,963	9,160,526
Weighted average shares (diluted)	9,445,769	9,164,576	9,403,561	9,160,526
Basic earnings per share	$0.18	$0.14	$0.40	$0.26
Diluted earnings per share	$0.17	$0.14	$0.39	$0.26

First M&F Corporation
Financial Highlights
	YTD Ended	YTD Ended	YTD Ended	YTD Ended
	June 30	December 31	June 30	December 31
	2013	2012	2012	2011
Performance Ratios:
Return on assets (annualized)	0.62%	0.44%	0.42%	0.27%
Return on equity (annualized) (a)	8.05%	6.12%	6.06%	4.00%
Return on common equity (annualized) (a)	7.58%	5.30%	5.21%	2.81%
Efficiency ratio (c)	72.09%	74.98%	74.94%	78.47%
Net interest margin (annualized, tax-equivalent)	3.55%	3.67%	3.69%	3.68%
Net charge-offs to average loans (annualized)	0.15%	0.61%	0.86%	1.05%
Nonaccrual loans to total loans	0.62%	0.75%	0.64%	1.68%
90 day accruing loans to total loans	0.02%	0.03%	0.15%	0.06%

	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	June 30	March 31	December 31	September 30
	2013	2013	2012	2012
Per Common Share (diluted):
Net income	$0.17	$0.22	$0.14	$0.14
Cash dividends paid	0.01	0.01	0.01	0.01
Book value	10.58	11.00	10.79	10.69
Closing stock price	15.81	14.15	6.98	7.42

Loan Portfolio Composition: (in thousands)
Commercial, financial and agricultural	$145,411	$150,125	$153,550	$155,890
Non-residential real estate	540,694	557,453	542,859	554,475
Residential real estate	206,490	203,260	200,992	197,629
Home equity loans	38,340	39,047	37,736	37,196
Consumer loans	36,078	37,772	40,336	42,137
Total loans	$967,013	$987,657	$975,473	$987,327

Deposit Composition: (in thousands)
Noninterest-bearing deposits	$304,734	$252,453	$276,295	$233,684
NOW deposits	404,457	419,376	423,461	386,371
MMDA deposits	200,839	207,931	214,091	216,620
Savings deposits	119,583	119,728	118,123	117,404
Core certificates of deposit under $100,000	176,722	182,245	188,733	201,361
Core certificates of deposit $100,000 and over	148,734	159,913	165,979	177,084
Brokered certificates of deposit under $100,000	3,305	3,295	3,549	3,417
Brokered certificates of deposit $100,000 and over	7,834	7,834	12,444	13,533
Total deposits	$1,366,208	$1,352,775	$1,402,675	$1,349,474

Nonperforming Assets: (in thousands)
Nonaccrual loans	$6,036	$7,277	$7,444	$6,219
Other real estate	22,571	24,820	25,970	28,002
Investment securities	679	604	733	644
Total nonperforming assets	$29,286	$32,701	$34,147	$34,865
Accruing loans past due 90 days or more	$186	$268	$321	$408
Restructured loans (accruing)	$6,209	$21,657	$21,800	$16,784
Total nonaccrual loan to loans	0.62%	0.72%	0.75%	0.62%
Total nonperforming credit assets to loans and ORE	2.88%	3.12%	3.27%	3.29%
Total nonperforming assets to assets ratio	1.92%	2.11%	2.13%	2.24%

Allowance For Loan Loss Activity: (in thousands)
Beginning balance	$18,269	$17,492	$16,656	$15,310
Provision for loan loss	1,380	1,280	1,980	1,980
Charge-offs	(569)	(747)	(1,584)	(1,035)
Recoveries	351	244	440	401
Ending balance	$19,431	$18,269	$17,492	$16,656

First M&F Corporation
Financial Highlights
	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	June 30	March 31	December 31	September 30
	2013	2013	2012	2012
Condensed Income Statements: (in thousands)

Interest income	$14,409	$14,401	$15,186	$15,625
Interest expense	2,080	2,174	2,545	2,753
Net interest income	12,329	12,227	12,641	12,872
Provision for loan losses	1,380	1,280	1,980	1,980
Noninterest revenues	4,624	5,702	5,735	5,607
Noninterest expenses	12,539	12,939	13,913	14,060
Net income before taxes	3,034	3,710	2,483	2,439
Income tax expense	829	1,112	652	645
Net income	$2,205	$2,598	$1,831	$1,794
Preferred dividends	(507)	(497)	(488)	(479)
Net income applicable to common stock	1,698	2,101	1,343	1,315
Earnings attributable to participating securities	65	81	53	51
Net income allocated to common shareholders	$1,633	$2,020	$1,290	$1,264

Tax-equivalent net interest income	$12,557	$12,458	$12,859	$13,088

Selected Average Balances: (in thousands)
Assets	$1,543,020	$1,570,994	$1,585,467	$1,546,416
Loans held for investment	973,160	977,198	982,894	984,282
Earning assets	1,408,023	1,431,054	1,436,348	1,396,824
Deposits	1,345,703	1,369,784	1,381,667	1,343,559
Equity	121,328	119,209	117,529	115,544
Common equity	101,940	100,171	98,837	97,186

Selected Ratios:
Return on average assets (annualized)	0.57%	0.67%	0.46%	0.46%
Return on average equity (annualized) (a)	7.29%	8.84%	6.19%	6.18%
Return on average common equity (annualized) (a)	6.68%	8.51%	5.40%	5.38%
Average equity to average assets	7.86%	7.59%	7.41%	7.47%
Tangible equity to tangible assets (b)	7.43%	7.55%	7.15%	7.28%
Tangible common equity to tangible assets (b)	6.15%	6.31%	5.97%	6.08%
Net interest margin (annualized, tax-equivalent)	3.58%	3.53%	3.56%	3.73%
Efficiency ratio (c)	72.99%	71.25%	74.83%	75.21%
Net charge-offs to average loans (annualized)	0.09%	0.21%	0.46%	0.26%
Nonaccrual loans to total loans	0.62%	0.72%	0.75%	0.62%
90 day accruing loans to total loans	0.02%	0.03%	0.03%	0.04%
Price to book	1.49x	1.29x	0.65x	0.69x
Price to earnings	23.25x	16.08x	12.46x	13.25x

First M&F Corporation
Financial Highlights

Historical Earnings Trends:		Earnings	Earnings
		Applicable to	Allocated to
		Common	Common
	Earnings	Stock	Shareholders	EPS
	(in thousands)	(in thousands)	(in thousands)	(diluted)
2Q 2013	$2,205	$1,698	$1,633	$0.17
1Q 2013	2,598	2,101	2,020	0.22
4Q 2012	1,831	1,343	1,290	0.14
3Q 2012	1,794	1,315	1,264	0.14
2Q 2012	1,753	1,282	1,226	0.14
1Q 2012	1,607	1,144	1,139	0.12
4Q 2011	987	533	530	0.05
3Q 2011	1,330	882	878	0.10
2Q 2011	1,106	666	661	0.07

Revenue Statistics:		Non-interest	Non-interest
	Revenues	Revenues to	Revenues to
	Per FTE	Total Revenues	Average Assets
	(thousands)	(percent)	(percent)
2Q 2013	$40.3	26.91%	1.20%
1Q 2013	40.4	31.40%	1.47%
4Q 2012	40.2	30.85%	1.44%
3Q 2012	39.9	29.99%	1.44%
2Q 2012	41.1	31.48%	1.54%
1Q 2012	40.5	29.14%	1.36%
4Q 2011	39.0	31.48%	1.50%
3Q 2011	36.6	27.96%	1.30%
2Q 2011	36.6	25.88%	1.18%

Expense Statistics:	Non-interest
	Expense to	Efficiency
	Average Assets	Ratio
	(percent)	(percent) (c)
2Q 2013	3.26%	72.99%
1Q 2013	3.34%	71.25%
4Q 2012	3.49%	74.83%
3Q 2012	3.62%	75.21%
2Q 2012	3.65%	74.70%
1Q 2012	3.50%	75.18%
4Q 2011	3.82%	80.29%
3Q 2011	3.52%	75.76%
2Q 2011	3.59%	78.56%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)	QTD June 2013		QTD June 2012
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$61,978	0.26%	$30,923	0.37%
Federal funds sold	10,000	0.25%	15,082	0.27%
Taxable investments (amortized cost)	313,887	1.71%	333,794	1.88%
Tax-exempt investments (amortized cost)	44,109	5.04%	36,610	5.59%
Loans held for sale	4,889	2.08%	30,416	3.22%
Loans held for investment	973,160	5.22%	973,545	5.69%
Total earning assets	1,408,023	4.17%	1,420,370	4.57%
Non-earning assets	134,997		157,050
Total average assets	$1,543,020		$1,577,420

NOW	$411,929	0.23%	$404,958	0.43%
MMDA	200,444	0.18%	217,533	0.37%
Savings	120,227	0.76%	121,778	0.95%
Certificates of Deposit	345,147	1.04%	402,703	1.31%
Short-term borrowings	2,862	0.20%	2,974	0.62%
Other borrowings	62,062	4.05%	71,771	4.21%
Total interest bearing liabilities	1,142,671	0.73%	1,221,717	0.98%
Non-interest bearing deposits	267,956		232,744
Non-interest bearing liabilities	11,065		10,493
Preferred equity	19,388		18,036
Common equity	101,940		94,430
Total average liabilities and equity	$1,543,020		$1,577,420
Net interest spread		3.44%		3.59%
Effect of non-interest bearing deposits		0.14%		0.16%
Effect of leverage		0.00%		(0.03)%
Net interest margin, tax-equivalent		3.58%		3.72%
Less tax equivalent adjustment:
Investments		0.06%		0.05%
Loans		0.01%		0.01%
Reported book net interest margin		3.51%		3.66%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)	YTD June 2013		YTD June 2012
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$69,212	0.29%	$55,067	0.29%
Federal funds sold	10,000	0.25%	20,041	0.26%
Taxable investments (amortized cost)	311,642	1.66%	316,708	1.94%
Tax-exempt investments (amortized cost)	44,148	5.10%	35,790	5.71%
Loans held for sale	9,305	1.76%	26,573	3.15%
Loans held for investment	975,168	5.25%	978,672	5.74%
Total earning assets	1,419,475	4.16%	1,432,851	4.57%
Non-earning assets	137,455		159,365
Total average assets	$1,556,930		$1,592,216

NOW	$417,417	0.23%	$412,108	0.45%
MMDA	206,242	0.18%	222,067	0.45%
Savings	119,477	0.78%	121,307	0.97%
Certificates of Deposit	353,048	1.06%	409,895	1.35%
Short-term borrowings	4,093	0.27%	4,014	0.53%
Other borrowings	64,107	4.03%	72,439	4.09%
Total interest bearing liabilities	1,164,384	0.74%	1,241,830	1.01%
Non-interest bearing deposits	261,493		229,177
Non-interest bearing liabilities	10,779		9,603
Preferred equity	19,214		17,878
Common equity	101,060		93,728
Total average liabilities and equity	$1,556,930		$1,592,216
Net interest spread		3.42%		3.56%
Effect of non-interest bearing deposits		0.14%		0.16%
Effect of leverage		(0.01)%		(0.03)%
Net interest margin, tax-equivalent		3.55%		3.69%
Less tax equivalent adjustment:
Investments		0.06%		0.05%
Loans		0.01%		0.01%
Reported book net interest margin		3.49%		3.63%

First M&F Corporation
Notes to Financial Schedules

(a) Return on equity is calculated as: (Net income attributable to First M&F Corp) divided by (Total equity)

Return on common equity is calculated as: (Net income attributable to First M&F Corp minus preferred dividends) divided by (Total First M&F Corp equity minus preferred stock)

(b) Tangible equity to tangible assets is calculated as: (Total equity minus goodwill and other intangible assets) divided by
(Total assets minus goodwill and other intangible assets)

Tangible common equity to tangible assets is calculated as: (Total First M&F Corp equity minus preferred stock minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

(c) Efficiency ratio is calculated as: (Noninterest expense) divided by (Tax-equivalent net interest income plus noninterest revenues)